COMMON STOCK                QUIZNO'S               COMMON STOCK
                              CLASSIC SUBS

                  INCORPORATED UNDER THE LAWS OF COLORADO


                                                        SEE REVERSE
                                                        FOR CERTAIN
                                                        DEFINITIONS
                              COMMON STOCK
                            ($001 PAR VALUE)

This Certifies that





is  the  owner  of
                     FULLY PAID AND NON-ASSESSABLE SHARES
                     OF COMMON STOCK, $.001 PAR VALUE OF,

                           THE QUIZNO'S CORPORATION

transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Articles of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS  the  facsimile  signatures  of  its  duly  authorized  officers.

Dated:


____________________________  ________________________
Secretary                                               President


                         THE QUIZNO'S CORPORATION
                              CORPORATE SEAL
                                  COLORADO



                         THE QUIZNO'S CORPORATION

                           TRANSFER FEE $10.00


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  as tenants common                UNIF GIFT MIN ACT______Custodian____
TEN ENT  as tenants by the entireties                      (Cust)        (Minor)
JT TEN   as joint tenants with right      under Uniform Gifts to Minors
                                          Act_________________________________
                                                        (State)
                                          UNIF TRF MIN ACT_____Custodian (until
                                            age______)
                                          _________under Uniform Transfers
                                            (Minor)
                                          to Minors Act______________________
                                                              (State)


       Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________


 (please print or typewrite name and address, including zip code, of assignee)

---------------------------------------------------------------------------

---------------------------------------------------------------------------

--------------------------------------------------------------------Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________  Attorney


to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated:_________________________


                                  X________________________

                                  X________________________
                                  NOTICE: the signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED

By_______________________

The signature(s) should be guaranteed by an eligible guarantor institution, (Banks, stock brockers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17ad-15.